EXHIBIT 10.37

MED-X, INC.

2026 STOCK INCENTIVE PLAN

(As adopted on January 2, 2026)

1. Purpose. The purpose of the 2026 Stock Incentive Plan (the “Plan”) of Med-X, Inc., a Nevada corporation (the “Company”) is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate employees, directors and certain key consultants of the Company. Incentives may consist of opportunities to purchase or receive shares of voting common stock, par value $0.001 per share, of the Company (“Common Stock”) on terms determined under this Plan.

2. Administration. The Plan shall be administered by the Board of Directors or by a stock option or compensation committee (the “Committee”) of the Board of Directors of the Company. The Committee, if constituted, shall consist of not less than one director of the Company who shall be appointed from time to time by the Board of Directors of the Company. Each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (including the regulations promulgated thereunder, the “1934 Act”) (a “Non-Employee Director”), and (ii) shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan, except in the case where the Committee is an existing compensation committee, to the extent that the Board of Directors of the Company or the Charter of the compensation committee otherwise limits its authority. The Committee’s decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants. If at any time there is no stock option or compensation committee, the term “Committee”, as used in the Plan, shall refer to the Board of Directors.

3. Eligible Participants. Officers of the Company, employees of the Company or its subsidiaries, members of the Board of Directors, and consultants or other independent contractors who provide services to the Company or its subsidiaries shall be eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights (“SARs”) (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); and (e) performance shares (section 9).

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5. Shares Subject to the Plan.

5.1. Number of Shares. Subject to adjustment as provided in Section 10.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 10,000,000 shares of Common Stock. Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. In addition, on each anniversary of January 2, 2026 (the “Effective Date”) on or before the fifth anniversary of the Effective Date, commencing on January 2, 2026, the aggregate number of shares of the Company’s Common Stock reserved for issuance under this Plan shall be increased automatically by the lesser of: (a) a number of shares equal to five percent (5%) of the total number of remaining authorized shares on the immediately preceding December 31st; or (b) such lesser number of shares as the Board of Directors, in its sole discretion, determines. These limits on the number of shares subject to the share reserve shall be subject to adjustment under Section 10.6 of the Plan.

5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards may be authorized and unissued shares or treasury stock, as designated by the Committee.

6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 10.6.

6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 10.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

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6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 10.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; or (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. The shares of Common Stock delivered by the participant pursuant to Section 6.4(b) must have been held by the participant for a period of not less than six months prior to the exercise of the option, unless otherwise determined by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

(a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company’s plans) shall not exceed $100,000. The determination will be made by taking incentive stock options into account in the order in which they were granted. If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

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(b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the stockholders.

(d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f) If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

7. Stock Appreciation Rights. An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. An SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 10.6. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

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7.2. Duration. Subject to earlier termination as provided in Section 10.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

7.3. Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of an SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 10.6); by

(b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

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8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. In either case, Common Stock issuable as a stock award or restricted stock under the Plan may vest and be issuable to the grantee in accordance with the schedule for such amounts, dates and conditions as are determined by the Committee. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

(a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

(c) such other conditions or restrictions as the Committee may deem advisable.

8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2026 Stock Incentive Plan (the “Plan”) of Med-X, Inc. (the “Company”), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

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8.5. End of Restrictions. Subject to Section 10.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.

8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below in this Plan. The grant of performance shares shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company until the payment of shares of Common Stock with respect to an award.

9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

9.4. Expiration of Performance Shares. If any participant’s employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant’s stated performance objectives, all the participant’s rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination of employment or consulting by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

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10. General.

10.1. Effective Date. The Plan will become effective upon its approval by the Company’s Board of Directors, subject to approval by the Company’s stockholders. Unless approved by the Company’s stockholders within one year after the date of the Plan’s adoption by the Board of Directors, the Plan shall not be effective for any purpose.

10.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

10.3. Non-transferability of Incentives. No stock option, SAR, stock, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive), or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to the holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.4. Effect of Termination or Death. In the event that a participant ceases to be an employee or director of or consultant to the Company for any reason, including death or disability, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

10.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

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10.6. Adjustment. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

10.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8. Withholding.

(a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the “Election”) to have the Company withhold from the distribution the number of shares of Common Stock having a value up to the minimum amount of withholding taxes required to be collected on the transaction. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).

(b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

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10.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

10.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall adversely change or impair, without the consent of the recipient, an Incentive previously granted. Further, no such amendment shall, without approval of the shareholders of the Company, (a) increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (b) change or expand the types of Incentives that may be granted under the Plan, (c) change the class of persons eligible to receive Incentives under the Plan, or (d) materially increase the benefits accruing to participants under the Plan.

10.12 Sale, Merger, Exchange or Liquidation. Unless otherwise provided in the agreement for an Incentive, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets or through a merger, exchange, reorganization or liquidation of the Company or a similar event as determined by the Committee (collectively a “transaction”), the Committee shall be authorized, in its sole discretion, to take any and all action it deems equitable under the circumstances, including but not limited to providing for any one or more of the following:

(1) The Plan and all Incentives shall terminate and the holders of (i) all outstanding vested options shall receive, in lieu of any shares of Common Stock they would be entitled to receive under such options, such stock, securities or assets, including cash, as would have been paid to such participants if their options had been exercised and such participant had received Common Stock immediately prior to such transaction (with appropriate adjustment for the exercise price, if any), (ii) performance shares and/or SARs that entitle the participant to receive Common Stock shall receive, in lieu of any shares of Common Stock each participant was entitled to receive as of the date of the transaction pursuant to the terms of such Incentive, if any, such stock, securities or assets, including cash, as would have been paid to such participant if such Common Stock had been issued to and held by the participant immediately prior to such transaction, and (iii) any Incentive under this Agreement which does not entitle the participant to receive Common Stock shall be equitably treated as determined by the Committee.

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(2) Participants holding outstanding vested Common Stock based Incentives shall receive, with respect to each share of Common Stock issuable pursuant to such Incentives as of the effective date of any such transaction, at the determination of the Committee, cash, securities or other property, or any combination thereof, in an amount equal to the excess, if any, of the Fair Market Value of such Common Stock on a date within ten days prior to the effective date of such transaction over the option price or other amount owed by a participant, if any, and that such Incentives shall be cancelled, including the cancellation without consideration of all options that have an exercise price below the per share value of the consideration received by the Company in the transaction.

(3) The Plan (or replacement plan) shall continue with respect to Incentives not cancelled or terminated as of the effective date of such transaction and provide to participants holding such Incentives the right to earn their respective Incentives on a substantially equivalent basis (taking into account the transaction and the number of shares or other equity issued by such successor entity) with respect to the equity of the entity succeeding the Company by reason of such transaction.

(4) All unvested, unearned or restricted Incentives, including but not limited to restricted stock for which restrictions have not lapsed as of the effective date of such transaction, shall be void and deemed terminated, or, in the alternative, for the acceleration or waiver of any vesting, earning or restrictions on any Incentive.

The Board of Directors may restrict the rights of participants or the applicability of this Section 10.12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Incentive award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.13. Definition of Fair Market Value. For purposes of this Plan, the “Fair Market Value” of a share of Common Stock at a specified date shall, unless otherwise expressly provided in this Plan, be the amount which the Committee or the Board of Directors determines in good faith to be 100% of the fair market value of such a share as of the date in question; provided, however, that notwithstanding the foregoing, if such shares are listed on a U.S. securities exchange or are quoted on the Nasdaq National Market, Nasdaq Small- Cap Market or over-the-counter market for companies that file public reports with the Securities and Exchange Commission (collectively, “Nasdaq”), then Fair Market Value shall be determined by reference to the last sale price of a share of Common Stock on such U.S. securities exchange or Nasdaq on the applicable date. If such U.S. securities exchange or Nasdaq is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on such U.S. securities exchange or Nasdaq.

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10.14. Change in Control. (a) Upon a Change in Control, as defined in paragraph (b) of this Section 10.14, any stock option or restricted stock award granted to any Participant under this Plan that would have become vested upon continued employment by the Participant shall immediately vest in full and become exercisable, unless otherwise specifically provided in any provision to the contrary in such award.

(b) For purposes of this Section 10.14, “Change in Control” means:

(1) The acquisition by any person, entity or “group,” within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934 (the “Exchange Act”) (excluding, for this purpose, (A) the Company, or (B) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of either the then outstanding shares of common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or

(2) Individuals who, as of January 2, 2026, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to January 2, 2026 whose appointment to fill a vacancy, or whose election or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

(3) Approval by the stockholders of the Company of (A) a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power of the reorganized, merged or consolidated company’s then outstanding voting securities entitled to vote generally in the election of directors of the reorganized, merged or consolidated company, or (B) a liquidation or dissolution of the Company or (C) the sale of all or substantially all of the assets of the Company.

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MED-X, INC.

STOCK OPTION AGREEMENT

(2026 Stock Incentive Plan)

Med-X, Inc. (the “Company”), pursuant to the 2026 Stock Incentive Plan (as such plan may be amended and/or restated, the “Plan”), hereby grants to Optionee listed below (“Optionee”), an option to purchase the number of shares of the Company’s Common Stock (“Shares”) set forth below, subject to the terms and conditions of the Plan and this Stock Option Agreement. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

BACKGROUND

A. Optionee is serving as a member of the Board of Directors of the Company (the “Board”) and is not an employee of the Company or any of its subsidiaries or Optionee is serving as an independent consultant to the Company and is not an employee of the Company or any of its subsidiaries (a “Non-Employee”) and the Company desires to award Non-Employee for his or her services to the Company; and

B. The Company has adopted the Plan pursuant to which shares of common stock, par value $0.001 per share, of the Company have been reserved for issuance under the Plan.

I. NOTICE OF STOCK OPTION GRANT

Optionee:

Date of Stock Option Agreement:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:	$

Total Number of Shares Underlying Option Grant:	Shares

Total Exercise Price:	$

Term/Expiration Date:

Type of Option: Incentive Stock Option	x Non Qualified Stock Option

Vesting Schedule: This Option shall vest and become exercisable only to the extent that all, or any portion of it, has vested in Optionee. Except as otherwise provided herein, the Option shall vest in Optionee (hereinafter referred to singularly as a “Vesting Date” and collectively as ‘Vesting Dates”) until the Option is fully vested, as set forth in the following schedule (“Vesting Schedule”):

No. of Shares to be Vested	Vesting Date

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II. AGREEMENT

1. Grant of Option. The Company hereby irrevocably grants from the Plan to Optionee an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant (“Notice of Grant”), at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”) and subject to the Vesting Schedule. Notwithstanding anything to the contrary anywhere else in this Stock Option Agreement, the Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by Optionee during any calendar year, exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted.

2. Exercise of Option. This Option is exercisable as follows:

(a) Right to Exercise.

(i) This Option shall be exercisable cumulatively according to the Vesting Schedule set forth in the Notice of Grant. For purposes of this Stock Option Agreement, Shares subject to this Option shall vest as provided in the Vesting Schedule set forth in the Notice of Grant.

(ii) This Option may not be exercised for a fraction of a Share.

(iii) In the event of Optionee’s death, disability or other termination of Optionee’s status as a director, officer, employee, or consultant of the Company, as the case may be, the exercisability of the Option is governed by Section 7 below and the Termination Provisions set forth in the Notice of Grant.

(iv) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written Notice (substantially in the form attached as Exhibit A). The Notice must state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price plus payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price and payment of any applicable withholding tax. No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’ s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act or any applicable state laws at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B and shall make such other written representations as are deemed necessary or appropriate by the Company and/or its counsel.

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4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares.

5. Method of Payment. Payment of the Exercise Price shall be payable in US dollars by any of the following, or a combination thereof, at the election of Optionee:

(a) cash;

(b) uncertified, or certified check; bank draft; or

(c) with the consent of the Board,

(i) by delivery of Shares of Common Stock in payment of all or any part of the Exercise Price, which shares shall be valued for this purpose at the Fair Market Value (as such term is defined in the Plan) on the date such Option is exercised; or;

(ii) by instructing the Company to withhold from the Shares of Common Stock issuable upon exercise of the Option, sufficient shares of Common Stock to pay all or any part of the Exercise Price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board (Cashless Exercise).

All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

6. Restrictions on Exercise. If the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

7. Termination of Relationship. In the case Optionee ceases to be a director, officer, employee, or consultant (“Severance”), this Stock Option Agreement shall terminate with respect to all unvested Options on the date of the Severance, and with respect to vested Options, on the earlier of (i) the Expiration Date or (ii) one (1) year from the date of Severance if the Optionee was disabled (within the meaning of Section 22(e)(3) of the Internal Revenue Code) at the time of his or her Severance or (iii) one (1) year from the date of Severance if the Optionee’s death caused the Severance or (iv) ninety (90) days immediately subsequent to his or her Severance for any other reason.

8. Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

9. Term of Option. This Option may be exercised only within the term set forth in the Notice of Grant.

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10. Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Board or the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, the right of the Company to repurchase Shares, the right of the Company to require that Shares be transferred in the event of certain transactions, a right of first refusal in favor of the Company with respect to permitted transfers of Shares, tag-along rights and take-along rights. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Board or the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.

11. No Right to Employment. Nothing in the Plan or in this Stock Option Agreement shall confer upon Optionee any right to serve or continue as an employee, officer, director, or consultant of the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company or any Parent or Subsidiary, which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written employment agreement between Optionee and the Company or any Parent or Subsidiary.

This Stock Option Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

MED-X, INC.

By:
Name:	Matthew Mills
Title:	Chief Executive Officer

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING AS A BOARD MEMBER OR EXECUTIVE OFFICER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS STOCK OPTION AGREEMENT, NOR IN THE COMPANY’S 2026 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION AS A BOARD MEMBER OR EXECUTIVE OFFICER OF THE COMPANY OR ANY PARENT OR SUBSIDIARY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S BOARD MEMBER OR EXECUTIVE OFFICER RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	By:
Name:

Address:

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EXHIBIT A

MED-X, INC.

2026 Stock Incentive Plan

EXERCISE NOTICE

Med-X, Inc.

Attention: Legal Department c/o Secretary

1. Exercise of Option. Effective as of today,                                           , the undersigned (“Optionee”), hereby elects to exercise Optionee’s option to purchase                        shares of the Common Stock (the “Shares”) of Med-X, Inc., a Nevada corporation (the “Company”) under and pursuant to the 2026 Stock Incentive Plan (as such plan may be amended and/or restated, the “Plan”) and the Stock Option Agreement dated                            , 202_ (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:	____________

Number of Shares as to which Option is Exercised:	_____________

Exercise Price per Share:	$

Total Exercise Price:	_______________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$

Type of Option: [ ] Incentive Stock Option	[ ] Non-Qualified Stock Option

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan. Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal or the Take- Along Right hereunder (each as defined below). Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for such Shares in accordance with the provisions of this Exercise Notice. Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

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4. Company’s Right of First Refusal. Before any Shares held by Optionee (including, for purposes of Sections 4 and 5 hereof, any permitted transferee holding Shares) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (including transfer by gift or operation of law) (collectively, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”), subject to Sections 4(f) and 4(g) of this Exercise Notice.

(a) Notice of Proposed Transfer. Optionee shall deliver to the Company a written notice (the “Notice”) stating: (i) Optionee’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which Optionee proposes to Transfer the Shares (the “Offered Price”). Optionee shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. Within ten (10) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (the “ROFR Purchase Price”) for the Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company’s Board of Directors (the “Board”) in good faith.

(d) Payment. Payment of the ROFR Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of Optionee to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Optionee’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then Optionee may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice, and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that (i) the provisions hereof, including without limitation the provisions of Sections 4 and 5 shall continue to apply to the Shares in the hands of such Proposed Transferee and (ii) that such Proposed Transferee will not transfer the Shares any other purchaser or transferee unless such future purchases or transferee agrees in writing to be bound by the provisions hereof, including without limitation the provisions of Sections 4 and 5 hereof. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the holder may be sold or otherwise Transferred.

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(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 4 notwithstanding, the Transfer of any or all of the Shares during Optionee’s lifetime or on Optionee’s death by will or intestacy to Optionee’s Immediate Family or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions hereof, including without limitation the provisions of Sections 4 and 5 hereof, and there shall be no further Transfer of such Shares except in accordance with the terms hereof.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to the Shares upon the Public Trading Date of the Shares. For the purposes of the Stock Option Agreement and this Exercise Notice, the “Public Trading Date” of the Shares is the date on which the Shares first become freely tradable under the Securities Act of 1933, as amended (the “Act”), either pursuant to Rule 144 or another provision of the Act. The holder of the Shares may apply to have all restrictive transfer legends removed from the certificates evidencing the Shares without delivering a notice to the Company pursuant to Section 4(a) of this Exercise Notice, provided that the request for legend removal is made at such times and in such manner that removal is accomplished in compliance with the Act and the rules and regulations promulgated under the Act.

5. Company Take-Along Right.

(a) Approved Sale. If the Board shall deliver a notice to Optionee (a “Sale Event Notice”) stating that the Board has approved a sale of all or a portion of the Company (an “Approved Sale”) and specifying the name and address of the proposed parties to such transaction and the consideration payable in connection therewith, Optionee shall (i) consent to and raise no objections against the Approved Sale or the process pursuant to which the Approved Sale was arranged, (ii) waive any dissenter’s rights and other similar rights, and (iii) if the Approved Sale is structured as a sale of securities, agree to sell Optionee’s Shares on the terms and conditions of the Approved Sale which terms and conditions shall treat all stockholders of the Company equally (on a pro rata basis), except that shares having a liquidation preference may, if so provided in the documents governing such shares, receive an amount of consideration equal to such liquidation preference in addition to the consideration being paid to the holders of Shares not having a liquidation preference. Notwithstanding the foregoing, the sale of the Shares in an Approved Sale shall be further subject to the terms of the Plan.

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Optionee will take all necessary and desirable lawful actions as directed by the Board and the stockholders of the Company approving the Approved Sale in connection with the consummation of any Approved Sale, including without limitation, the execution of such agreements and such instruments and other actions reasonably necessary to (A) provide the representations, warranties, indemnities, covenants, conditions, non-compete agreements, escrow agreements and other provisions and agreements relating to such Approved Sale and, (B) effectuate the allocation and distribution of the aggregate consideration upon the Approved Sale, provided, that this Section 5 shall not require Optionee to indemnify the purchaser in any Approved Sale for breaches of the representations, warranties or covenants of the Company or any other stockholder, except to the extent (x) Optionee is not required to incur more than its pro rata share of such indemnity obligation (based on the total consideration to be received by all stockholders that are similarly situated and hold the same class or series of capital stock) and (y) such indemnity obligation is provided for and limited to a post-closing escrow or holdback arrangement of cash or stock paid in connection with the Approved Sale.

(b) Costs. Optionee will bear Optionee’s pro rata share (based upon the amount of consideration to be received) of the reasonable costs of any sale of Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all selling stockholders of the Company and are not otherwise paid by the Company or the acquiring party. Costs incurred by Optionee on Optionee’s own behalf will not be considered costs of the transaction hereunder.

(c) Share Delivery. At the consummation of the Approved Sale, Optionee shall, if applicable, deliver certificates representing the Shares to be transferred, duly endorsed for transfer and accompanied by all requisite stock transfer taxes, if any, and the Shares to be transferred shall be free and clear of any liens, claims or encumbrances (other than restrictions imposed by this Exercise Notice) and Optionee shall so represent and warrant.

(d) Termination of Company Take-Along Right. The Take-Along Right shall terminate as to the Shares upon the Public Trading Date of the Shares, as defined in Section 4(g) of this Exercise Notice.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act or any applicable state laws, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

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8. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND SUCH LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES UNTIL THE SHARES FIRST BECOME FREELY TRADEABLE IN OPEN MARKET TRANSACTIONS IN A PUBLIC TRADING MARKET UNDER THE ACT.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10. Remedies Cumulative. All rights and remedies under this Exercise Notice are cumulative, and none is intended to be exclusive of another. The Company shall have all rights and remedies available to it at law or in equity against the Optionee in the event of a breach of this Exercise Notice by the Optionee. No delay or omission in insisting upon the strict observance of performance of any provision of this Exercise Notice, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient..

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11. Governing Law; Severability. This Exercise Notice shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Exercise Notice be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Notice.

14. Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.

15. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by: MED-X, INC.	Submitted by: OPTIONEE

By:	By:

Address:	Address:

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EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	Med-X, Inc.

SECURITY	:	Options to purchase Common Stock

AMOUNT	:	___________ shares

DATE	:

In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Med-X, Inc. (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:

(a) Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b) Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act.

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(d) In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including, in the case of an affiliate, (i) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended), (ii) the availability of certain public information about the Company, (iii) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (iv) the timely filing of a Form 144, if applicable.

(e) In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold beginning ninety (90) days after the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than six months after the later of (1) the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144 and (2) the availability of certain public information about the Company (subject to certain exceptions); and, in the case of a sale of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (i), (ii), (iii) and (iv) of paragraph (d) of this Statement.

(f) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

(g) Optionee understands and acknowledges that the Company will rely upon the accuracy and truth of the foregoing representations and Optionee hereby consents to such reliance.

Signature of Optionee:

Date:                                                           ,

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